UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — June 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|10

Semiannual report

Putnam VT
Growth Opportunities Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Putnam Investments is pleased to provide this midyear report to shareholders of Putnam Variable Trust. For your benefit, and to help reduce Putnam’s environmental impact, you will now receive reports only for the funds you own. Information on other funds in Putnam Variable Trust is available on putnam.com.

A number of developments weighed on U.S. and global markets in recent months. European debt woes, hints of an economic slowdown in China, and skepticism over the durability of the U.S. recovery have caused unwelcome volatility. Compared with 2009’s sharp rebound, today’s investment environment requires a greater degree of investment skill, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach. It is important to recognize that volatility is not new to the markets. Patient investors know that these periods often present opportunities for market advances. With this in mind, we encourage you to focus on portfolio diversification and rely on the expertise of your financial advisor.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

As always, thank you for choosing Putnam.

Performance Summary (as of 6/30/10)

Investment objective
Capital appreciation

Net asset value June 30, 2010
Class IA: $4.44	Class IB: $4.40

Total return at net asset value
(as of 6/30/10)†‡	Class IA shares*	Class IB shares*

6 months	–8.10%	–8.15%

1 year	13.42	13.33

5 years	–0.50	–1.64
Annualized	–0.10	–0.33

10 years	–57.06	–58.05
Annualized	–8.11	–8.32

Life	–54.05	–55.15
Annualized	–7.19	–7.41

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 2000.

† Recent and prior performance benefited from the receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

‡ Recent performance benefited from the receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition will vary over time. Allocations are represented as a percentage of net assets. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 6/30/10 and may not reflect trades entered into on that date.

Putnam VT Growth Opportunities Fund 1

Report from your fund’s manager

How would you characterize the market environment for the semiannual period, and how did the fund perform?

The U.S. equity market experienced a significant return of volatility in the first half of 2010. Fears that the European debt crisis would lead to contagion across borders began to reduce confidence in the world’s capital markets, particularly in light of the all-too-recent U.S. banking crisis. Ultimately, the U.S. equity markets were forced to rethink assumptions about a recovery in housing and employment, both of which seem to have stalled. Against that backdrop, for the six months ended June 30, 2010, Putnam VT Growth Opportunities Fund’s class IA shares returned –8.10% at net asset value.

How did you position the fund during the period?

During the period, the fund maintained a view that economic growth, while bumpy and less predictable than before, would continue at a slow trajectory of improvement and thus the fund remained somewhat pro-cyclically positioned. That said, the fund continued to hold to a position that, in general, favored improvement in corporate demand and profitability while de-emphasizing exposure to consumer-oriented sectors. No major changes were enacted, though we made small reductions in the fund’s exposure to financial institutions.

Which holdings contributed positively to returns during the period?

El Paso Corporation was a significant outperformer during the period. The company’s businesses include a vast array of natural gas pipeline assets, as well as a natural gas exploration and production business. El Paso has a number of attractive growth prospects in its business model, but the market has been concerned about its ability to internally finance those projects. However, in 2010, the company began to address these concerns, primarily with asset sales that have provided a more comfortable layer of liquidity, without negatively affecting the company’s future growth prospects. Another important contributor was EMC Corporation. EMC is a provider of information infrastructure systems for data storage and retrieval, as well as a potent software business for virtualizing computer data centers. Business has been stronger in 2010 than most market participants forecasted as storage demand recovered very quickly.

Which holdings detracted from returns?

Qualcomm was the fund’s biggest detractor. The company has unexpectedly struggled with its business model due in large part to declining prices for cellular telephones, which had a negative impact on its royalty-driven revenue. While we expected some decline in cell phone prices, the declines in the market have come even faster than anticipated. Apollo Group was another detractor. Apollo operates in the for-profit education space through the University of Phoenix system. Much of the funding that for-profit schools like Apollo receive comes from Title IV loans to students by the federal government. The default rate on these student loans has risen to worrisome levels recently. While we still believe that Apollo will not have to make drastic changes to its business model, rising default rates will likely affect its growth rate, creating further uncertainty through the end of 2010.

What is your outlook?

The developed world is now overly indebted after an enormous credit super-cycle during the 2000s. Much of that debt was swapped to public balance sheets from private balance sheets as governments sought to rescue key economic industries, such as banking. It will take time and careful policy actions from here to navigate the consequences of this debt-swapping, even as the fund’s management continues to expect an economic recovery, albeit a slow one. Despite that backdrop, fund management believes that now, more so than in a long while, growth companies represent terrific value in the market. For those companies that actually will be able to grow, it appears on a number of measures that growth is being priced very cheaply, despite widespread disbelief due to economic uncertainty.

Consider these risks before investing: The use of derivatives involves special risks and may result in losses. Growth investing targets companies with above-average earnings growth that may be subject to price volatility if earnings expectations are not met. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Robert Brookby joined Putnam in 2008 and has been in the investment industry since 1999.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Growth Opportunities Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been so limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2010, to June 30, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/10		for the 6 months ended 6/30/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.09	$5.28	$4.31	$5.56

Ending
value (after
expenses)	$919.00	$918.50	$1,020.53	$1,019.29

Annualized
expense ratio	0.86%	1.11%	0.86%	1.11%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Growth Opportunities Fund 3

The fund’s portfolio 6/30/10 (Unaudited)

COMMON STOCKS (98.3%)*	Shares	Value

Advertising and marketing services (0.7%)
Omnicom Group, Inc.	4,700	$161,210

		161,210
Aerospace and defense (4.6%)
Goodrich Corp.	3,410	225,913

Precision Castparts Corp.	1,100	113,212

Raytheon Co.	4,570	221,142

Safran SA (France)	3,203	88,926

United Technologies Corp.	7,140	463,457

		1,112,650
Automotive (0.6%)
Lear Corp. †	2,140	141,668

		141,668
Banking (2.6%)
Banco Santander Brasil SA ADS (Brazil)	11,051	114,157

Bond Street Holdings, LLC 144A Class A F †	4,728	96,924

JPMorgan Chase & Co.	4,700	172,067

PNC Financial Services Group, Inc.	2,100	118,650

State Street Corp.	3,480	117,694

		619,492
Beverage (2.3%)
Coca-Cola Enterprises, Inc.	7,390	191,105

Molson Coors Brewing Co. Class B	1,900	80,484

PepsiCo, Inc.	4,700	286,465

		558,054
Biotechnology (1.9%)
Amgen, Inc. †	2,470	129,922

Dendreon Corp. †	4,260	137,726

Genzyme Corp. †	1,900	96,463

Human Genome Sciences, Inc. †	4,390	99,477

		463,588
Cable television (1.5%)
DIRECTV Class A †	5,740	194,701

Time Warner Cable, Inc.	3,050	158,844

		353,545
Chemicals (2.3%)
Agrium, Inc. (Canada)	2,600	127,244

Albemarle Corp.	5,400	214,434

Celanese Corp. Ser. A	4,100	102,131

Huntsman Corp.	13,360	115,831

		559,640
Combined utilities (1.4%)
El Paso Corp.	30,250	336,078

		336,078
Commercial and consumer services (2.0%)
Mastercard, Inc. Class A	1,780	355,163

Priceline.com, Inc. †	660	116,516

		471,679
Communications equipment (4.7%)
Cisco Systems, Inc. †	30,311	645,927

Harris Corp.	1,670	69,556

Qualcomm, Inc.	12,950	425,278

		1,140,761
Computers (10.8%)
Apple, Inc. †	4,704	1,183,196

EMC Corp. †	21,950	401,685

Hewlett-Packard Co.	11,300	489,064

IBM Corp.	2,980	367,970

Polycom, Inc. †	5,400	160,866

		2,602,781

COMMON STOCKS (98.3%)* cont.	Shares	Value

Conglomerates (1.7%)
3M Co.	2,790	$220,382

Danaher Corp.	1,790	66,445

Tyco International, Ltd.	3,650	128,590

		415,417
Consumer goods (1.4%)
Colgate-Palmolive Co.	1,600	126,016

Procter & Gamble Co. (The)	3,600	215,928

		341,944
Consumer services (0.6%)
Avis Budget Group, Inc. †	13,790	135,418

		135,418
Electronics (4.3%)
Intel Corp.	8,600	167,270

Marvell Technology Group, Ltd. †	7,200	113,472

MEMC Electronic Materials, Inc. †	4,700	46,436

Sensata Technologies Holding NV (Netherlands) †	8,853	141,559

Texas Instruments, Inc.	16,280	378,998

Tyco Electronics, Ltd. (Switzerland)	6,990	177,406

		1,025,141
Energy (oil field) (2.1%)
Global Geophysical Services, Inc. †	8,751	60,994

Halliburton Co.	4,850	119,068

Petroleum Geo-Services ASA (Norway) †	4,600	38,448

Schlumberger, Ltd. S	5,050	279,467

		497,977
Energy (other) (0.3%)
First Solar, Inc. † S	718	81,730

		81,730
Engineering and construction (0.4%)
Shaw Group, Inc. †	2,650	90,683

		90,683
Financial (1.1%)
AerCap Holdings NV (Netherlands) †	5,300	55,014

CME Group, Inc.	700	197,085

		252,099
Food (1.5%)
General Mills, Inc.	3,040	107,981

Kraft Foods, Inc. Class A	8,700	243,600

		351,581
Forest products and packaging (0.5%)
Buckeye Technologies, Inc. †	5,900	58,705

International Paper Co.	2,660	60,196

		118,901
Health-care services (3.4%)
Aetna, Inc.	8,100	213,678

Express Scripts, Inc. †	4,300	202,186

McKesson Corp.	2,050	137,678

Omnicare, Inc.	6,290	149,073

Warner Chilcott PLC Class A (Ireland) †	5,366	122,613

		825,228
Insurance (2.4%)
Aflac, Inc.	8,464	361,159

Assured Guaranty, Ltd. (Bermuda)	6,250	82,938

Hartford Financial Services Group, Inc. (The)	3,400	75,242

Lincoln National Corp.	2,113	51,325

		570,664
Investment banking/Brokerage (0.8%)
Goldman Sachs Group, Inc. (The)	1,415	185,747

		185,747

4 Putnam VT Growth Opportunities Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Machinery (0.8%)
Parker Hannifin Corp.	3,500	$194,110

		194,110
Manufacturing (0.4%)
Ingersoll-Rand PLC	3,100	106,919

		106,919
Media (1.4%)
Time Warner, Inc.	12,000	346,920

		346,920
Medical technology (5.8%)
Baxter International, Inc.	5,850	237,744

Covidien PLC (Ireland)	8,800	353,584

Hospira, Inc. †	2,690	154,541

Life Technologies Corp. †	780	36,855

Pall Corp.	3,340	114,796

St. Jude Medical, Inc. †	4,450	160,601

Stryker Corp.	1,770	88,606

Thermo Fisher Scientific, Inc. †	5,100	250,155

		1,396,882
Metals (0.7%)
Teck Resources, Ltd. Class B (Canada) †	4,569	135,151

United States Steel Corp.	1,150	44,333

		179,484
Office equipment and supplies (0.2%)
Avery Dennison Corp.	1,300	41,769

		41,769
Oil and gas (3.4%)
Anadarko Petroleum Corp.	2,900	104,661

EOG Resources, Inc.	2,100	206,577

Oil States International, Inc. †	3,380	133,780

PetroHawk Energy Corp. †	6,236	105,825

Suncor Energy, Inc. (Canada)	6,660	196,070

Warren Resources, Inc. †	25,412	73,695

		820,608
Pharmaceuticals (2.2%)
Abbott Laboratories	7,400	346,172

Somaxon Pharmaceuticals, Inc. †	5,887	21,193

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	3,270	170,007

		537,372
Railroads (0.5%)
Kansas City Southern †	3,125	113,594

		113,594
Regional Bells (0.3%)
Verizon Communications, Inc.	2,200	61,644

		61,644
Restaurants (1.0%)
McDonald’s Corp.	3,770	248,330

		248,330
Retail (8.4%)
Amazon.com, Inc. †	1,690	184,649

Big Lots, Inc. †	5,060	162,375

Costco Wholesale Corp.	4,800	263,184

CVS Caremark Corp.	12,130	355,652

Kohl’s Corp. †	4,230	200,925

Lowe’s Cos., Inc.	8,780	179,288

Staples, Inc.	5,600	106,680

Target Corp.	8,695	427,533

Urban Outfitters, Inc. †	3,970	136,528

		2,016,814
Schools (1.0%)
Apollo Group, Inc. Class A †	5,380	228,489

		228,489

COMMON STOCKS (98.3%)* cont.	Shares	Value

Semiconductor (1.4%)
Atmel Corp. †	34,870	$167,376

Novellus Systems, Inc. †	7,050	178,788

346,164
Shipping (0.6%)
United Parcel Service, Inc. Class B	2,400	136,536

136,536
Software (5.0%)
BMC Software, Inc. †	6,900	238,947

Microsoft Corp.	27,800	639,678

Oracle Corp.	14,770	316,964

1,195,589
Technology (0.5%)
Tech Data Corp. †	3,200	113,984

113,984
Technology services (4.2%)
Accenture PLC Class A	2,510	97,012

Google, Inc. Class A †	1,532	681,663

Western Union Co. (The)	5,400	80,514

Yahoo!, Inc. †	10,240	141,619

1,000,808
Telecommunications (1.8%)
American Tower Corp. Class A †	5,362	238,609

Iridium Communications, Inc. †	10,994	110,380

NII Holdings, Inc. †	2,899	94,275

443,264
Textiles (1.3%)
Hanesbrands, Inc. †	6,460	155,428

VF Corp.	2,060	146,631

302,059
Tobacco (1.5%)
Philip Morris International, Inc.	8,100	371,304

371,304

Total common stocks (cost $22,049,791)	$23,616,319

WARRANTS (0.5%)* †	Expiration date	Strike Price	Warrants	Value

JPMorgan Chase & Co. W	10/28/18	$42.42	10,119	$127,904

Total warrants (cost $108,779)	$127,904

INVESTMENT COMPANIES (0.4%)*	Shares	Value

SPDR KBW Regional Banking ETF	4,400	$101,596

Total investment companies (cost $120,118)	$101,596

SHORT-TERM INVESTMENTS (0.7%)*	Principal amount	Value

Short-term investments held as collateral for
loaned securities with yields ranging from 0.01%
to 0.10%, due July 1, 2010 [d]	$172,216	$172,216

Total short-term investments (cost $172,216)	$172,216

Total investments (cost $22,450,904)	$24,018,035

Key to holding’s abbreviations
ADR	American Depository Receipts
ADS	American Depository Shares
ETF	Exchange Traded Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through June 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $24,032,799.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

Putnam VT Growth Opportunities Fund 5

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

S Securities on loan, in part or in entirety, at the close of the reporting period.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program.

ADR or ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/10 (Unaudited)
			Fixed payments	Total return	Unrealized
Swap	Notional	Termination	received (paid) by	received by	appreciation/
counterparty	amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
baskets	311	4/12/11	(1 month USD-LIBOR-BBA)	A basket (GSGLPMIN) of	$736
				common stocks

baskets	417	4/12/11	(1 month USD-LIBOR-BBA)	A basket (GSCBMSK0) of	986
				common stocks

Total					$1,722

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$858,025	$—	$—

Capital goods	1,457,205	88,926	—

Communication services	858,453	—	—

Conglomerates	415,417	—	—

Consumer cyclicals	2,821,514	—	—

Consumer staples	2,853,956	—	—

Energy	1,361,867	38,448	—

Financials	1,531,078	—	96,924

Health care	3,223,070	—	—

Technology	7,425,228	—	—

Transportation	250,130	—	—

Utilities and power	336,078	—	—

Total common stocks	23,392,021	127,374	96,924

Investment Companies	101,596	—	—

Warrants	127,904	—	—

Short-term investments	—	172,216	—

Totals by level	$23,621,521	$299,590	$96,924

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$1,722	$—

Totals by level	$—	$1,722	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

6 Putnam VT Growth Opportunities Fund

Statement of assets and liabilities
6/30/10 (Unaudited)

Assets

Investment in securities, at value, including $167,954 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $22,450,904)	$24,018,035

Dividends, interest and other receivables	31,568

Receivable for shares of the fund sold	762

Receivable for investments sold	578,993

Unrealized appreciation on swap contracts (Note 1)	1,722

Total assets	24,631,080

Liabilities

Payable to custodian (Note 2)	33,214

Payable for investments purchased	250,647

Payable for shares of the fund repurchased	52,135

Payable for compensation of Manager (Note 2)	7,931

Payable for investor servicing fees (Note 2)	1,195

Payable for custodian fees (Note 2)	8,476

Payable for Trustee compensation and expenses (Note 2)	44,403

Payable for administrative services (Note 2)	86

Payable for distribution fees (Note 2)	3,028

Collateral on securities loaned, at value (Note 1)	172,216

Other accrued expenses	24,950

Total liabilities	598,281

Net assets	$24,032,799

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$58,482,476

Distributions in excess of net investment income (Note 1)	(6,938)

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(36,011,592)

Net unrealized appreciation of investments	1,568,853

Total — Representing net assets applicable to capital
shares outstanding	$24,032,799

Computation of net asset value Class IA

Net assets	$10,341,929

Number of shares outstanding	2,326,652

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$4.44

Computation of net asset value Class IB

Net assets	$13,690,870

Number of shares outstanding	3,110,231

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$4.40

Statement of operations
Six months ended 6/30/10 (Unaudited)

Investment income

Dividends (net of foreign tax of $965)	$150,398

Interest (including interest income of $81 from investments
in affiliated issuers) (Note 6)	97

Securities lending	760

Total investment income	151,255

Expenses

Compensation of Manager (Note 2)	78,872

Investor servicing fees (Note 2)	13,938

Custodian fees (Note 2)	8,056

Trustee compensation and expenses (Note 2)	1,142

Administrative services (Note 2)	778

Distribution fees — Class IB (Note 2)	20,013

Auditing	17,797

Other	7,753

Fees waived and reimbursed by Manager (Note 2)	(7,548)

Total expenses	140,801

Expense reduction (Note 2)	(2,092)

Net expenses	138,709

Net investment income	12,546

Net realized gain on investments (Notes 1 and 3)	1,820,079

Net realized gain on swap contracts (Note 1)	21,696

Net realized loss on futures contracts (Note 1)	(1,256)

Net realized loss on foreign currency transactions (Note 1)	(1,249)

Net realized gain on written options (Notes 1 and 3)	28,418

Net unrealized depreciation of investments and swap contracts
during the period	(3,972,208)

Net loss on investments	(2,104,520)

Net decrease in net assets resulting from operations	$(2,091,974)

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth Opportunities Fund 7

Statement of changes in net assets

	Six months ended	Year ended
	6/30/10*	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$12,546	$73,579

Net realized gain (loss) on investments
and foreign currency transactions	1,867,688	(2,713,460)

Net unrealized appreciation (depreciation)
of investments	(3,972,208)	11,024,913

Net increase (decrease) in net assets
resulting from operations	(2,091,974)	8,385,032

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(49,314)	(109,030)

Class IB	(33,502)	(108,299)

Decrease from capital share transactions
(Note 4)	(2,535,924)	(738,254)

Total increase (decrease) in net assets	(4,710,714)	7,429,449

Net assets:

Beginning of period	28,743,513	21,314,064

End of period (including distributions
in excess of net investment income of
$6,938 and undistributed net investment
income of $63,332, respectively)	$24,032,799	$28,743,513
* Unaudited.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Growth Opportunities Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d,f]	Ratio of net investment income (loss) to average net assets (%)[f]	Portfolio turnover (%)

Class IA

6/30/10†	$4.85	.01	(.40)	(.39)	(.02)	(.02)	—	$4.44	(8.10) *	$10,342	.43 *	.12 *	51.38 *

12/31/09	3.48	.02	1.40[g]	1.42	(.05)	(.05)	—	4.85	41.26 [g]	12,216.87		.45	176.05

12/31/08	5.58	.04	(2.14)[j]	(2.10)	—	—	—[e,i]	3.48	(37.64)[j]	8,712.81		.78	99.67

12/31/07	5.29	.01	.30	.31	(.02)	(.02)	—	5.58	5.82	17,346.81		.14	60.00

12/31/06	4.88	.01	.42	.43	(.02)	(.02)	—	5.29	8.75	21,650.83		.30	82.83

12/31/05	4.72	.02[h]	.18	.20	(.04)	(.04)	—	4.88	4.34	24,764.87		.36[h]	154.79

Class IB

6/30/10†	$4.80	—[e]	(.39)	(.39)	(.01)	(.01)	—	$4.40	(8.15) *	$13,691	.55 *	(.01) *	51.38 *

12/31/09	3.44	.01	1.38[g]	1.39	(.03)	(.03)	—	4.80	40.85[g]	16,528	1.12	.20	176.05

12/31/08	5.53	.02	(2.11)[j]	(2.09)	—	—	—[e,i]	3.44	(37.79)[j]	12,602	1.06	.53	99.67

12/31/07	5.24	(.01)	.30	.29	—[e]	—[e]	—	5.53	5.60	25,482	1.06	(.11)	60.00

12/31/06	4.83	—[e]	.41	.41	—[e]	—[e]	—	5.24	8.55	29,273	1.08	.05	82.83

12/31/05	4.67	.01[h]	.18	.19	(.03)	(.03)	—	4.83	4.11	32,082	1.12	.11 [h]	154.79

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/10	0.03%

12/31/09	0.36

12/31/08	0.39

12/31/07	0.25

12/31/06	0.24

12/31/05	0.13

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.02 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.58% for the year ended December 31, 2009.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (SEC) regarding brokerage allocation  practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC, which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

j Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.05 per share outstanding as of December 29, 2008. This payment resulted in an increase to total returns of 0.89% for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth Opportunities Fund 9

Notes to financial statements 6/30/10 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Growth Opportunities Fund (the fund), is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of large companies believed to offer strong growth potential.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from January 1, 2010 through June 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2010, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it

10 Putnam VT Growth Opportunities Fund

was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of futures contracts was minimal. The fund had an average contract amount of approximately 6,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the fund’s return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $100,000 on total return swap contracts for the reporting period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $167,954. The fund received cash collateral of $172,216 which is pooled with collateral of other Putnam funds into the following issues of short-term investments:

Repurchase agreements

Banc of America Securities, LLC, effective yield 0.02%, due July 1, 2010
Banc of America Securities, LLC, effective yield 0.10%, due July 1, 2010
Credit Suisse Securities (USA), LLC, effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.04%, due July 1, 2010
Goldman Sachs & Co., effective yield 0.01%, due July 1, 2010
UBS Securities, LLC, effective yield 0.10%, due July 1, 2010

Time deposits

Deutsche Bank AG, effective yield 0.02%, due July 1, 2010

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2009, the fund had a capital loss carryover of $37,161,751 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$26,053,370	12/31/10

4,350,359	12/31/11

2,996,751	12/31/12

1,103,068	12/31/16

2,658,203	12/31/17

The aggregate identified cost on a tax basis is $23,167,064, resulting in gross unrealized appreciation and depreciation of $2,592,039 and $1,741,068, respectively, or net unrealized appreciation of $850,971.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Putnam VT Growth Opportunities Fund 11

L) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.25% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.71% of the first $5 billion, 0.66% of the next $5 billion, 0.61% of the next $10 billion, 0.56% of the next $10 billion, 0.51% of the next $50 billion, 0.49% of the next $50 billion, 0.48% of the next $100 billion, and 0.475% of any excess thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were reduced by $7,548 as a result of this limit.

Effective April 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At the close of the reporting period, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1 under the expense offset arrangements and by $2,091 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $21, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $14,039,301 and $16,241,720, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at
beginning of the reporting period	24,806	$14,460

Options opened	12,750	14,085

Options exercised	—	—

Options expired	(29,106)	(22,630)

Options closed	(8,450)	(5,915)

Written options outstanding at
end of the reporting period	—	$—

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/10		Year ended 12/31/09		Six months ended 6/30/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	112,900	$563,335	486,496	$1,937,604	71,084	$342,630	272,159	$1,094,767

Shares issued in connection with
reinvestment of distributions	9,650	49,314	32,940	109,030	6,608	33,502	33,018	108,299

	122,550	612,649	519,436	2,046,634	77,692	376,132	305,177	1,203,066

Shares repurchased	(314,427)	(1,539,799)	(503,089)	(1,988,281)	(410,909)	(1,984,906)	(525,428)	(1,999,673)

Net increase (decrease)	(191,877)	$(927,150)	16,347	$58,353	(333,217)	$(1,608,774)	(220,251)	$(796,607)

12 Putnam VT Growth Opportunities Fund

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Asset derivatives			Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments, Receivables	$129,626	Payables	$—

Total		$129,626		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Warrants	Futures	Swaps	Total

Equity contracts	$36,499	$30,501	$(1,256)	$21,696	$87,440

Total	$36,499	$30,501	$(1,256)	$21,696	$87,440

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Warrants	Swaps	Total

Equity contracts	$1,930	$19,125	$1,722	$22,777

Total	$1,930	$19,125	$1,722	$22,777

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $81 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $3,020,112 and $3,657,143, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT Growth Opportunities Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 28th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 69th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 7th percentile in effective management fees, on a pro forma basis adjusted to reflect

14 Putnam VT Growth Opportunities Fund

the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	Three-year period	Five-year period

37th	44th	58th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 228, 207 and 191 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the

Putnam VT Growth Opportunities Fund 15

potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

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20 Putnam VT Growth Opportunities Fund

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Myra R. Drucker
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens
Richard B. Worley

Putnam VT Growth Opportunities Fund 21

This report has been prepared for the shareholders	H309
of Putnam VT Growth Opportunities Fund.	262432 8/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: August 27, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 27, 2010